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                               FOURTH AMENDMENT TO
                       TERM CREDIT AGREEMENT AND GUARANTY

         THIS AMENDMENT dated as of November 17, 1997 is entered into by and among ALLIED Group, Inc. ("Company"), State Street Bank and Trust Company, not in its individual capacity but as trustee for The ALLIED Group Employee Stock Ownership Trust ("ESOP Trustee"), Bank of Montreal, Chicago Branch ("BOM"), and Norwest Bank Iowa, National Association ("Norwest") to amend the Term Credit Agreement and Guaranty dated March 13, 1995, as amended October 12, 1995, March 5, 1996, and September 26, 1997 ("Agreement").

         1. This Amendment shall be effective as of November 1, 1997.

         2. Subsection (ii) of Section 6.1.25 of the Agreement is amended to read as follows:

         (ii) the sum of the Company's consolidated real estate, mortgages and non-affiliated equity securities not to exceed 10% of the Company's consolidated Total Assets.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers as of the day and year first above written.

ALLIED Group, Inc.                       The ALLIED Group Employee Stock
                                         Ownership Trust

By:  /s/ Douglas L. Andersen             By State Street Bank and Trust Company,
   ------------------------------        not individually, but solely in its
         Douglas L. Andersen             capacity as ESOP Trustee
   ------------------------------
Title:   President


                                         By:  /s/ Kelly Driscoll
                                            ------------------------------------
Bank of Montreal, Chicago Branch                  Kelly Driscoll
                                         Title:   Vice President
By:  /s/ K. Daniel Streiff                     ---------------------------------
   ------------------------------
         K. Daniel Streiff
Title:   Managing Director
      ---------------------------


Norwest Bank Iowa, National
Association


By:  /s/ John D. Landry
   -------------------------------
         John D. Landry
Title:   Assistant Vice President
      ----------------------------